Buffalo Discovery Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)
COMMON STOCKS - 95.6%	Shares	Value
Communication Services - 4.2%
Entertainment - 3.0%
Endeavor Group Holdings, Inc. - Class A	447,751	10,625,131
Live Nation Entertainment, Inc.(a)	96,000	8,985,600
Spotify Technology SA(a)	31,400	5,900,374
		25,511,105
Interactive Media & Services - 1.2%
Pinterest, Inc. - Class A(a)	278,000	10,297,120
Total Communication Services		35,808,225
Consumer Discretionary - 6.6%
Automobile Components - 1.5%
Aptiv PLC(a)	142,736	12,806,274
Hotels, Restaurants & Leisure - 1.9%
Expedia Group, Inc.(a)	72,952	11,073,384
MGM Resorts International	107,870	4,819,632
		15,893,016
Specialty Retail - 2.3%
Five Below, Inc.(a)	55,346	11,797,553
Tractor Supply Co.	17,809	3,829,469
Ulta Beauty, Inc.(a)	9,000	4,409,910
		20,036,932
Textiles, Apparel & Luxury Goods - 0.9%
lululemon athletica, Inc.(a)	14,260	7,290,996
Total Consumer Discretionary		56,027,218
Consumer Staples - 2.0%
Personal Care Products - 2.0%
Estee Lauder Companies, Inc. - Class A	71,425	10,445,906
Kenvue, Inc.	297,000	6,394,410
		16,840,316
Total Consumer Staples		16,840,316
Energy - 1.5%
Energy Equipment & Services - 1.5%
Schlumberger NV	246,845	12,845,814
Financials - 10.6%
Capital Markets - 6.9%
FactSet Research Systems, Inc.	11,100	5,295,255
Intercontinental Exchange, Inc.	72,438	9,303,212
MarketAxess Holdings, Inc.	18,000	5,271,300
MSCI, Inc.	46,940	26,551,611
S&P Global, Inc.	27,851	12,268,923
		58,690,301
Financial Services - 3.7%
FleetCor Technologies, Inc.(a)	38,691	10,934,463
Global Payments, Inc.	87,708	11,138,916
Shift4 Payments, Inc. - Class A(a)	126,667	9,416,425
		31,489,804
Total Financials		90,180,105
Health Care - 21.6%
Biotechnology - 1.0%
BioMarin Pharmaceutical Inc.(a)	42,523	4,100,068
Halozyme Therapeutics, Inc.(a)	105,000	3,880,800
		7,980,868
Health Care Equipment & Supplies - 6.3%
Alcon, Inc.	106,641	8,330,795
Boston Scientific Corp.(a)	142,064	8,212,720
DexCom, Inc.(a)	57,700	7,159,993
Edwards Lifesciences Corp.(a)	127,330	9,708,912
IDEXX Laboratories, Inc.(a)	18,299	10,156,860
Inspire Medical Systems, Inc.(a)	22,010	4,477,494
Masimo Corp.(a)	53,000	6,212,130
		54,258,904
Health Care Providers & Services - 2.6%
McKesson Corp.	10,000	4,629,800
Natera, Inc.(a)	164,281	10,290,562
Progyny, Inc.(a)	206,000	7,659,080
		22,579,442
Health Care Technology - 2.5%
Doximity, Inc. - Class A(a)	290,000	8,131,600
Veeva Systems, Inc. - Class A(a)	70,534	13,579,206
		21,710,806
Life Sciences Tools & Services - 8.6%
Agilent Technologies, Inc.	64,972	9,033,057
Avantor, Inc.(a)	441,000	10,068,030
Azenta, Inc.(a)	75,241	4,901,199
Bio-Rad Laboratories, Inc. - Class A(a)	23,530	7,597,602
Bio-Techne Corp.	179,900	13,881,084
Illumina, Inc.(a)	30,000	4,177,200
IQVIA Holdings, Inc.(a)	98,662	22,828,413
		72,486,585
Providers & Services - 0.6%
ICON PLC(a)	20,000	5,661,400
Total Health Care		184,678,005
Industrials - 20.0%
Building Products - 2.0%
Builders FirstSource, Inc.(a)	35,986	6,007,503
Trex Co., Inc.(a)	135,572	11,224,006
		17,231,509
Commercial Services & Supplies - 1.7%
Copart, Inc.(a)	289,088	14,165,312
Electrical Equipment - 3.6%
AMETEK, Inc.	105,100	17,329,939
Rockwell Automation, Inc.	27,000	8,382,960
Shoals Technologies Group, Inc. - Class A(a)	353,196	5,488,666
		31,201,565
Machinery - 3.4%
Ingersoll Rand, Inc.	226,314	17,503,125
Xylem, Inc./NY	94,200	10,772,712
		28,275,837
Professional Services - 6.3%
CoStar Group, Inc.(a)	199,341	17,420,410
Equifax, Inc.	25,662	6,345,956
TransUnion	236,389	16,242,288
Verisk Analytics, Inc.	58,123	13,883,260
		53,891,914
Trading Companies & Distributors - 3.0%
Fastenal Co.	129,853	8,410,579
Ferguson PLC	65,000	12,549,550
WESCO International, Inc.	22,653	3,938,903
		24,899,032
Total Industrials		169,665,169
Information Technology - 25.8%(b)
Communications Equipment - 3.0%
Arista Networks, Inc.(a)	22,067	5,196,999
Calix, Inc.(a)	305,109	13,330,212
Ciena Corp.(a)	159,375	7,173,469
		25,700,680
Electronic Equipment, Instruments & Components - 2.4%
Amphenol Corp. - Class A	126,301	12,520,218
Keysight Technologies, Inc.(a)	49,614	7,893,091
		20,413,309
IT Services - 2.0%
EPAM Systems, Inc.(a)	26,382	7,844,424
Gartner, Inc.(a)	11,591	5,228,816
GoDaddy, Inc. - Class A(a)	38,239	4,059,452
		17,132,692
Semiconductors & Semiconductor Equipment - 2.5%
Monolithic Power Systems, Inc.	17,363	10,952,233
Universal Display Corp.	52,394	10,020,876
		20,973,109
Software - 15.9%
ANSYS, Inc.(a)	19,179	6,959,676
Aspen Technology, Inc.(a)	34,070	7,500,511
Autodesk, Inc.(a)	51,501	12,539,464
Crowdstrike Holdings, Inc. - Class A(a)	56,098	14,322,941
CyberArk Software Ltd.(a)	30,000	6,571,500
DoubleVerify Holdings, Inc.(a)	518,744	19,079,404
Guidewire Software, Inc.(a)	58,000	6,324,320
Paycom Software, Inc.	32,000	6,615,040
Procore Technologies, Inc.(a)	68,000	4,706,960
Synopsys, Inc.(a)	14,655	7,546,006
Tenable Holdings, Inc.(a)	150,236	6,919,870
Teradata Corp.(a)	136,392	5,934,416
Trade Desk, Inc. - Class A(a)	137,873	9,921,341
Tyler Technologies, Inc.(a)	23,113	9,664,008
Varonis Systems, Inc.(a)	140,000	6,339,200
Workday, Inc. - Class A(a)	14,500	4,002,870
		134,947,527
Total Information Technology		219,167,317
Materials - 3.3%
Chemicals - 1.0%
Ecolab Inc.	45,084	8,942,412
Construction Materials - 2.3%
Martin Marietta Materials, Inc.	38,418	19,167,124
Total Materials		28,109,536
TOTAL COMMON STOCKS (Cost $574,795,222)		813,321,705

SHORT-TERM INVESTMENTS - 3.2%
Money Market Funds - 3.2%	Shares
Fidelity Government Portfolio - Class Institutional, 5.25%(c)	27,207,688	27,207,688
TOTAL SHORT-TERM INVESTMENTS (Cost $27,207,688)		27,207,688
TOTAL INVESTMENTS - 98.8% (Cost $602,002,910)		$840,529,393
Other Assets in Excess of Liabilities - 1.2%		10,201,111
TOTAL NET ASSETS - 100.0%		$850,730,504

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial  Services LLC  (“S&P”).  GICS is a  service  mark of MSCI,  Inc. and  S&P and has been licensed  for use by  U.S.  Bank  Global  Fund Services.

PLC - Public Limited Company
SA - Sociedad Anónima
(a) Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c) The rate shown represents the 7-day effective yield as of December 31, 2023.

INVESTMENT VALUATION (UNAUDITED)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2023, the Fund did not hold fair valued securities.,

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK
Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2023 (Unaudited)
In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2023. These assets are measured on a recurring basis.

Buffalo Discovery Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$813,321,705	-	-	$813,321,705
Short Term Investments	27,207,688	-	-	27,207,688
Total*	$840,529,393	$-	-	$840,529,393

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2023.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31,  2023. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right,  but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the  underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2023.  The  premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the   security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the  length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder)  of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed  price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the  premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. Exchange traded  options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest  ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally,  composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day,  composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non  exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily  available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate  income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation  to the Fund.